SCHEDULE 14A INFORMATION
     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
[_] Definitive Proxy Statement                Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           COMPASS BANCSHARES, INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           COMPASS BANCSHARES, INC.
                  ------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3) .

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                                  MEMORANDUM


TO:       All ESOP/401(k) and PAYSOP Participants

FROM:     Trust Division

DATE:     April 4, 1995

RE:       IMPORTANT NOTICE REGARDING DEADLINE FOR
          SUBMITTING VOTING INSTRUCTIONS
______________________________________________________________________________

The 1995 Annual Meeting date is only seven days away.  Please be advised that
                                ---------------
the Trustee for the ESOP/401(k) Plan and the PAYSOP has extended the DEADLINE
                                                                     --------
for receipt of voting instructions from plan participants until 12:00 noon, Eastern time, on Monday, April 10, 1995. The decision to extend the deadline
                               --
was made by the Plan Trustee based upon its determination that instructions received through noon on April 10th could be processed in time for the Trustee to vote at the annual meeting. While the decision to extend the deadline was made by the Trustee, both Compass Bancshares and the Committee to Maximize
     --------------- ----
Shareholder Value requested that the Trustee consider extending the deadline. You may not yet have received materials which were mailed before the decision to extend the deadline, and which therefore still identify April 7 as the deadline.

IMPORTANT:  To be considered, voting instructions must be RECEIVED by Corporate
                                                          --------
Election Services before the deadline. You still must act PROMPTLY to exercise your rights.

- - All voting instruction cards should be mailed to Corporate Election Services, the independent voting tabulation firm hired by the Trustee to tabulate the instructions received from participants in the ESOP/401(k) plan and the PAYSOP. A self-addressed envelope for return of your instructions to Corporate Election Services has been provided with each distribution of proxy solicitation materials.

- - You may, if you desire, send your voting instruction card to Corporate
                                                            ------------
  Election Services by Express Mail, Federal Express or other expedited
  -----------------
  delivery. Federal Express and many other expedited couriers require a street address. The street address for Corporate Election Services is 100 First Avenue, Suite 400, Pittsburgh, Pennsylvania 15222 and the phone number is
  (412) 566-2400.

- - Your voting instruction card should not be sent to anyone other than Corporate Election Services.

REMEMBER:  TO BE CONSIDERED, YOUR INSTRUCTIONS MUST BE RECEIVED BY CORPORATE
                                                       --------
ELECTION SERVICES NOT LATER THAN NOON, EASTERN TIME, ON APRIL 10, 1995.